EXHIBIT 10.5.2

FIRST AMENDMENT TO CREDIT AGREEMENT
AND
AMENDMENT TO LOAN DOCUMENTS

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS (this “Amendment”), dated as of December 2, 2008 (the “Effective Date”), by and among TWINLAB CORPORATION, a Delaware corporation (“Borrower”), IDEA SPHERE INC., a Michigan corporation (“Parent”), and FIFTH THIRD BANK, a Michigan banking corporation (“Lender”), is as follows:

Preliminary Statements

A.           Borrower, Parent and Lender are parties to a Credit Agreement dated as of January 7, 2008 (the “Credit Agreement”).  Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Credit Agreement.

B.           The Loan Parties have requested that Lender (i) amend the Credit Agreement and other Loan Documents to extend the stated Termination Date to January 2, 2009; and (ii) make certain other amendments to the Credit Agreement and certain of the other Loan Documents.  Lender is willing to consent to such requests and to amend the Credit Agreement and the other Loan Documents to reflect such modifications, all on the terms, and subject to the conditions, of this Amendment.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Lender, Parent and Borrower hereby agree as follows:

1.           Amendments to Credit Agreement.  Subject to the satisfaction of the conditions of this Amendment, the Credit Agreement is hereby amended as follows:

1.1           Section 1.1 of the Credit Agreement is hereby amended by the addition of a new definition of “First Amendment”, in its proper alphabetical order, to provide in its entirety as follows:

“First Amendment” means the First Amendment to Credit Agreement dated as of December 2, 2008, among Borrower, Parent, and Lender.

1.2           Each reference to “December 2, 2008” in the definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by substituting a reference to “January 2, 2009” for such reference to “December 2, 2008” where “December 2, 2008” appears therein.

2.           Amendments to Notes.  Subject to the satisfaction of the conditions of this Amendment, the Notes are hereby amended as follows:

2.1           The reference to “December 2, 2008” as the stated Maturity Date (as defined in the Revolving Note) in the opening paragraph on page 1 of the Revolving Note is hereby amended by substituting a reference to “January 2, 2009” for such reference to “December 2, 2008” where “December 2, 2008” appears therein.  Accordingly, the entire principal balance outstanding under the Revolving Note, together with all accrued and unpaid interest and any other charges, advances and fees, if any, outstanding under the Revolving Note, shall be due and payable in full on the earlier of January 2, 2009, without any further notice or demand of Lender, which are hereby waived by Borrower, or upon acceleration of the Revolving Note under the terms of the Credit Agreement, as amended by this Amendment, the Revolving Note, as amended by this Amendment, and the other Loan Documents.

2.2           The reference to “December 2, 2008” as the stated Maturity Date (as defined in the Term Loan A Note) in the opening paragraph on page 1 of the Term Loan A Note is hereby amended by substituting a reference to “January 2, 2009” for such reference to “December 2, 2008” where “December 2, 2008” appears therein.  The reference to “December 1, 2008” in the schedule of payments set forth in the third paragraph on page 1 of the Term Loan A Note is hereby amended by substituting a reference to “January 1, 2009” for such reference to “December 1, 2008” where “December 1, 2008” appears therein. Accordingly, the entire principal balance outstanding under the Term Loan A Note, together with all accrued and unpaid interest and any other charges, advances and fees, if any, outstanding under the Term Loan A Note, shall be due and payable in full on the earlier of January 2, 2009, without any further notice or demand of Lender, which are hereby waived by Borrower, or upon acceleration of the Term Loan A Note under the terms of the Credit Agreement, as amended by this Amendment, the Term Loan A Note, as amended by this Amendment, and the other Loan Documents.

2.3           The reference to “December 2, 2008” as the stated Maturity Date (as defined in the Term Loan B Note) in the opening paragraph on page 1 of the Term Loan B Note is hereby amended by substituting a reference to “January 2, 2009” for such reference to “December 2, 2008” where “December 2, 2008” appears therein.  The reference to “December 1, 2008” in the schedule of payments set forth in the third paragraph on page 1 of the Term Loan B Note is hereby amended by substituting a reference to “January 1, 2009” for such reference to “December 1, 2008” where “December 1, 2008” appears therein. Accordingly, the entire principal balance outstanding under the Term Loan B Note, together with all accrued and unpaid interest and any other charges, advances and fees, if any, outstanding under the Term Loan B Note, shall be due and payable in full on the earlier of January 2, 2009, without any further notice or demand of Lender, which are hereby waived by Borrower, or upon acceleration of the Term Loan B Note under the terms of the Credit Agreement, as amended by this Amendment, the Term Loan B Note, as amended by this Amendment, and the other Loan Documents.

3.           Reservation of Rights Regarding Existing Defaults; Continued Imposition of Default Rate.

3.1           As previously communicated by Lender in those certain letters dated May 22, 2008, and July 23, 2008, respectively, from Lender to Borrower and the other parties thereto (collectively, the “Prior Reservation of Rights Letters”), and based upon financial and other information submitted by Borrower to Lender, Borrower and Parent acknowledge that certain Events of Default have occurred and continue to exist (collectively, the “Current Defaults”): (a) under Section 6.1(t) of the Credit Agreement arising out of a breach of clause (i) of Section 2 of the Capital Contribution Agreement as a result of the failure to make all of the required Capital Contribution (as defined in the Capital Contribution Agreement) on or before May 7, 2008, (b) under Section 5.11 of the Credit Agreement as a result of the violation of the Senior Funded Indebtedness to EBITDA Ratio Financial Covenant for the Test Periods ended June 30, 2008 and September 30, 2008, and (c) under Section 5.12 of the Credit Agreement as a result of the violation of the Tangible Net Worth Financial Covenant for the Test Period ended June 30, 2008.  The Current Defaults are not intended to be a complete list of all Events of Default now existing or having previously occurred and will not be deemed to limit or estop Lender from exercising any rights or remedies with respect to any such other Event of Default.  The Current Defaults, all other breaches of the Capital Contribution Agreement, and any other Event of Default existing under the Credit Agreement are hereinafter, collectively, the “Existing Defaults”.  At this time, the Existing Defaults are still not being waived by Lender, and Lender has not determined what actions, if any and in addition to any actions heretofore taken or taken pursuant to this Amendment, that Lender may take and at what time Lender may take any actions with respect to the Existing Defaults.  Accordingly, Lender is not waiving, and has not by entering into this Amendment or otherwise waived, the Existing Defaults.  Notwithstanding any actions heretofore taken or any actions taken pursuant to this Amendment, Lender expressly reserves all of its rights and remedies available to it under the Capital Contribution Agreement, the Credit Agreement and the other Loan Documents, and at law and in equity.

3.2           Borrower and Parent hereby acknowledge that, as a result of the continuance of certain of the Current Defaults, Lender has imposed effective at all times on and after August 1, 2008 (and will continue to impose) the Default Rate to the Obligations.  The foregoing action is in addition to all other remedies of Lender under the Capital Contribution Agreement, the Credit Agreement or any other Loan Documents as a result of the Current Defaults, and is not intended, nor shall be deemed, to limit any of Lender’s other rights and remedies as set forth in the Prior Reservation of Rights Letters or this Amendment. Without limiting the generality of this section or Section 3.1, Lender expressly reserves the right to impose application of the Default Rate to the Obligations to be effective at all times on and after the occurrence of the Current Defaults, even though, at this time, Lender has elected to apply the Default Rate only for more limited period of time.

4.           Reaffirmation of Security.  Borrower and Lender hereby expressly intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to any Security Document evidencing, governing or creating a Lien on the Loan Collateral.  Borrower ratifies and reaffirms any and all grants of Liens to Lender on the Loan Collateral as security for the Obligations, and Borrower acknowledges and confirms that the grants of the Liens to Lender on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent of any Permitted Liens.

           5.           Other Documents.  With the signing of this Amendment, and as a condition of this Amendment, Borrower will deliver to Lender:  (a) evidence, in form and substance satisfactory to Lender in its sole discretion, that this Amendment and the transactions contemplated hereby and thereby were duly authorized by the Board of Directors of Borrower; (b) evidence, in form and substance satisfactory to Lender in its sole discretion, that the Reaffirmation of Guaranty and Security (as referenced in Section 16) and the transactions contemplated thereby were duly authorized by the Board of Directors or Members, as applicable, of each Loan Party (other than Borrower); and (c) all other documents, instruments and agreements deemed necessary or desirable by Lender to effect the amendments to Borrower’s credit facilities with Lender contemplated by this Amendment.

           6.           Representations.  To induce Lender to accept this Amendment, each of Borrower  and Parent hereby represents and warrants to Lender as follows:

                      6.1           Each of Borrower and Parent has full power and authority to enter into, and to perform its obligations under, this Amendment and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

                      6.2           This Amendment constitutes the legal, valid and binding obligations of Borrower and Parent, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

                      6.3           Borrower’s and Parent’s representations and warranties contained in the Loan Documents are complete and correct as of the date of this Amendment with the same effect as though such representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Credit Agreement.

                      6.4           No Event of Default has occurred and is continuing under the Credit Agreement, other than the Current Defaults (as defined in Section 3.1).

           7.           Costs and Expenses; Fee.  As a condition of this Amendment, (i) Borrower will pay to Lender a fee of $20,000, payable in full on the Effective Date; such fee, when paid, will be fully earned and non-refundable under all circumstances, and (ii) Borrower will pay and reimburse Lender, promptly upon Lender’s request, for the costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, reasonable attorneys’ fees.

8.           Entire Agreement.  This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

           9.           Release.  Each of Borrower and Parent hereby releases Lender from any and all liabilities, damages and claims arising from or in any way related to the Obligations or the Loan Documents, other than such liabilities, damages and claims which arise after the execution of this Amendment.  The foregoing release does not release or discharge, or operate to waive performance by, Lender of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

           10.           Default.  Any default by Borrower or Parent in the performance of any of such Loan Party’s obligations under this Amendment shall constitute an Event of Default under the Credit Agreement.

           11.           Continuing Effect of Credit Agreement.  Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect.

           12           One Agreement; References; Fax Signature.  The Credit Agreement, as amended by this Amendment, will be construed as one agreement.  Each Note, as amended by this Amendment, will be construed as one instrument.  All references in any of the Loan Documents to: (a) the Credit Agreement will be deemed to be references to the Credit Agreement as amended by this Amendment, (b) the Revolving Note will be deemed to be references to Revolving Note as amended by this Amendment, (c) the Term Loan A Note will be deemed to be references to the Term Loan A Note as amended by this Amendment, and (d) the Term Loan B Note will be deemed to be references to the Term Loan B Note as amended by this Amendment.  This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

           13           Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

           14           Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

           15.           Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

16.           Reaffirmation of Guaranty and Security; Reaffirmation of Individual Guaranties.  As a condition of this Amendment, Borrower and Parent shall cause (i) each of the Loan Parties (other than Borrower) to execute the Reaffirmation of Guaranty and Security below and (ii) each of the Individual Guarantors to execute the Reaffirmation of Individual Guaranties below.

17.           Reaffirmation of Subordination.  As a condition of this Amendment, Borrower and Parent shall cause each of the Owner/Affiliate Subordinated Creditors to execute the Reaffirmation of Subordination below.

18.           Reaffirmation of Capital Contribution Agreement.  As a condition of this Amendment, Borrower and Parent shall cause each of the Contributors (as defined in the Capital Contribution Agreement) to execute the Reaffirmation of Capital Contribution Agreement below.

[Signature Page Follows]

           IN WITNESS WHEREOF, Borrower, Parent and Lender have executed this Amendment by their duly authorized officers to be effective as of the Effective Date.

TWINLAB CORPORATION
IDEA SPHERE INC.

By: /S/ Mark A. Fox
Mark A. Fox, President and Chief Operating Officer

FIFTH THIRD BANK

By: /S/ Andrew P. Hanson
Andrew P. Hanson, Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT
AND AMENDMENT TO LOAN DOCUMENTS